UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

Dayforce, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Dayforce, Inc. (the “Company” or “Dayforce”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on April 26, 2024. As of the March 4, 2024, record date (the “Record Date”), there were 155,562,427 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. In addition, the holder of the share of special voting preferred stock (“Special Voting Share”) was entitled to cast a number of votes at the Annual Meeting equal to the number of shares of Common Stock issuable upon exchange of the exchangeable shares of Ceridian AcquisitionCo ULC (the “Exchangeable Shares”) then outstanding as of the Record Date. As of the Record Date, the Exchangeable Shares outstanding were exchangeable for 1,953,920 shares of Common Stock.

In total, 155,562,427 shares of Common Stock together with 1,953,920 Exchangeable Shares then represented by the Special Voting Share were outstanding as of the Record Date, constituting 157,516,347 votes represented by the outstanding shares of the Common Stock and Exchangeable Shares (the “Voting Stock”). 150,128,760 shares of Voting Stock were represented at the Annual Meeting (in person or by proxy), constituting a majority of the outstanding shares entitled to vote at the Annual Meeting.

At the Annual Meeting, stockholders of the Company (1) approved the election of Brent B. Bickett, Ronald F. Clarke, Deborah A. Farrington, Thomas M. Hagerty, Linda P. Mantia, David D. Ossip, Ganesh B. Rao, Andrea S. Rosen, and Gerald C. Throop, each to serve for a term of one year ending at Dayforce’s 2025 Annual Meeting of Stockholders; (2) approved the advisory, non-binding vote on the compensation of Dayforce’s named executive officers; and (3) ratified the appointment of KPMG LLP as Dayforce’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The final voting results of the Voting Stock are set forth below.

Proposal One: Election of directors

	For	Against	Abstain	Broker Non-Votes
Brent B. Bickett	143,740,851	2,613,402	17,999	12,492,499
Ronald F. Clarke	145,859,423	495,529	17,300	12,492,499
Deborah A. Farrington	144,863,351	1,499,819	9,082	12,492,499
Thomas M. Hagerty	145,299,483	1,054,934	17,835	12,492,499
Linda P. Mantia	145,197,263	1,165,326	9,663	12,492,499
David D. Ossip	144,397,055	1,769,986	205,211	12,492,499
Ganesh B. Rao	145,071,952	1,282,709	17,591	12,492,499
Andrea S. Rosen	145,675,355	687,853	9,044	12,492,499
Gerald C. Throop	145,255,332	1,107,487	9,433	12,492,499

Proposal Two: Advisory, non-binding vote on the compensation of Dayforce’s named executive officers

For	Against	Abstain	Broker Non-Votes
133,810,643	12,542,873	18,736	12,492,499

Proposal Three: Ratification of the appointment of KPMG LLP as Dayforce’s independent registered public accounting firm for the fiscal year ending December 31, 2024

For	Against	Abstain	Broker Non-Votes
146,772,968	3,337,868	17,924	12,492,499

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dayforce, Inc.

Date:	April 26, 2024	By:	/s/ William E. McDonald
Name: William E. McDonald
Title: Executive Vice President, General Counsel, and Corporate Secretary